Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

i.	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

ii.	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

iii.	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

iv.	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

v.	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

vi.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

vii.	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

viii.	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

ix.	Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

x.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xi.	Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

xii.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xiii.	Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xiv.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xv.	Form S-8 Registration Statement (File No. 139009), filed with the SEC on November 29, 2006;

xvi.	Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

xvii.	Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

xviii.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xix.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xx.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xxi.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009;

xxii.	Form S-8 Registration Statement (File No. 333-172901), filed with the SEC on March 17, 2011;

xxiii.	Form S-8 Registration Statement (File No. 333-176118), filed with the SEC on August 5, 2011; and

xxiv.	Form S-8 Registration Statement (File No. 333-178696), filed with the SEC on December 22, 2011.

of our reports dated March 15, 2012 with respect to the consolidated financial statements of Alcatel-Lucent and subsidiaries and the effectiveness of internal control over financial reporting of Alcatel-Lucent and subsidiaries, included in this Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2011.

/s/ Ernst & Young et Autres

represented by Jean-François Ginies

Paris-La Défense, France

March 21, 2012